                                                                 EXHIBIT 10.40


                                LEASE AGREEMENT
                                ---------------



     THIS LEASE AGREEMENT ("Lease") is made as of the 13th day of October, 1997 ("Effective Date") by and between ELECTRONIC ARTS INC., a Delaware corporation ("Landlord"), and John Riccitiello ("Tenant").

                              ARTICLE 1:  PREMISES
                              --------------------

     1.1  Premises.  The "Premises" consist of that single family residence
          --------
located at 45 Robles Drive in Woodside, California and the associated real property shown more particularly on Exhibit A attached hereto.
                                    ---------

                                ARTICLE 2:  TERM
                                ----------------

     2.1  Term.  The term ("Term") of this Lease shall commence on the Effective
          ----
Date and shall terminate on October 31, 2002 ("The Expiration Date"), unless sooner terminated as provided for elsewhere herein.

                                ARTICLE 3:  RENT
                                ----------------

     3.1  Rent.  Tenant shall pay to Landlord rent ("Rent") in the amount of
          ----
Seven Thousand Five Hundred and No/100 Dollars ($7,500.00) per month in advance, without notice, demand, offset or deduction, on the first day of each calendar month, commencing November 1, 1997.

     3.2  Late Charge and Interest.  The late payment by Tenant of the Rent will
          ------------------------
cause Landlord to incur additional costs, including, without limitation, administration and collection costs and processing and accounting expenses and additional increased debt service. If Landlord has not received any installment of the Rent on the date such amount is due, Tenant shall immediately pay Landlord a late charge of five percent (5%) of the delinquent amount, which is agreed to represent a reasonable estimate of the costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum equal to ten percent (10%) ("Interest Rate") per annum; provided, in no event shall the interest due hereunder exceed the maximum interest rate permitted by law which may be charged under such circumstances.

                         ARTICLE 4: REAL PROPERTY TAXES
                         ------------------------------

     4.1  Real Property Taxes.  Landlord shall pay as and when due any and all
          -------------------
real property taxes, levies and charges assessed against the Premises and coming due during the Term of this Lease. Tenant agrees to promptly provide Landlord with copies of any real property tax bills for the Premises received by Tenant during the Term hereof.

                          ARTICLE 5:  SECURITY DEPOSIT
                          ----------------------------

     5.1  Security Deposit.  Upon the request of Landlord at any time during the
          ----------------
Term, Tenant shall deposit with Landlord the sum of Seven Thousand Five Hundred and No/100 Dollars ($7,500.00) as a security deposit ("Security Deposit") to secure performance of Tenant's obligations hereunder. If Tenant fails to pay Rent or fails to perform an obligation under this Lease, Landlord may apply the Security Deposit to the payment of Rent or any other sum which Landlord may become obligated to pay by reason of Tenant's failure to perform any obligation under this Lease, or to compensate Landlord for any reasonable loss or damage or costs for repair and clean up which Landlord may suffer by reason of such failure. If Landlord so applies the Security Deposit, Tenant shall, within five
(5) days after written demand, deposit with Landlord an amount sufficient to restore the Security Deposit to its full, original amount. Landlord shall not be required to keep the Security Deposit separate from its general accounts or to pay interest thereon to Tenant. Upon expiration of the Term or, if later vacation of the Premises by Tenant, Landlord shall pay to Tenant the amount of the Security Deposit then remaining.

                        ARTICLE 6:  MAINTENANCE AND REPAIR
                        ----------------------------------

     6.1  Tenant's Representations.  Tenant represents to Landlord that he has
          ------------------------
had the opportunity to and has inspected the Premises. Excepting only those conditions reported to Landlord prior to execution hereof, Tenant accepts the Premises "as is".

     6.2  Landlord's Obligations.  Landlord shall have no obligation to perform
          ----------------------
or pay for ordinary maintenance of or repairs to the Premises. Repair of damage to the Premises from causes for which Landlord is required to maintain insurance pursuant to Section 9.3 below shall be made by Landlord and the deductible amounts, if any, for such repairs shall be paid by Landlord.

     6.3  Tenant's Obligations.  Tenant, at Tenant's expense, shall maintain the
          --------------------
Premises and every part thereof in good order, condition and repair. In connection therewith, Tenant shall, throughout the Term of this Lease, maintain at Tenant's expense, maintenance contracts reasonably satisfactory to Landlord for the pool, lawn and landscaping on the Premises. If Tenant fails to perform Tenant's obligations under this Paragraph 6.3, Landlord may enter upon the Premises after thirty (30) days' prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required) and perform such obligations on Tenant's behalf; the cost thereof, together with interest thereon at the Interest Rate, shall be due and payable to Landlord with the Rent installment next due.

                         ARTICLE 7:  SECURITY MEASURES
                         -----------------------------

     7.1  Security Measures.  Landlord shall have no obligation whatsoever to
          -----------------
provide security measures for the benefit of the Premises. Tenant assumes all responsibility for the protection of Tenant and his invitees and the property of Tenant and his invitees against acts of third parties.

                            ARTICLE 8:  ALTERATIONS
                            -----------------------

     8.1  Alterations.  The term "Alterations" means alterations, improvements,
          -----------
additions, removals of such alterations, improvements or additions, including but not limited to temporary structures, but excluding personal property of Tenant. "Alterations" shall exclude cosmetic changes to the interior of the Premises without regard to cost.

     8.2  Alterations by Tenant.  Tenant shall not make any Alterations to the
          ---------------------
Premises that are structural in nature, that change the cosmetic image of the exterior of the Premises or that cost more than Five Thousand Dollars ($5,000.00) each without Landlord's prior written consent. Such Alternations approved by Landlord are hereinafter referred to as "Approved Alterations". Alterations made by Tenant that have not been approved as provided herein are hereinafter referred to as "Unapproved Alterations." All Alterations shall become the property of Landlord when installed. Landlord may, at the expiration or termination of the Term and unless Tenant has exercised the Option described in Section 15 below, require Tenant, at Tenant's expense, to remove immediately any and all Unapproved Alterations made by Tenant without Landlord's prior approval and to restore the premises to their condition prior to the making of such Unapproved Alterations. Unapproved Alterations shall, upon termination of this Lease, be subject to Paragraph 13. In the event that Tenant does not exercise the Option described in Article 15 below or in the event that such Option terminates, Landlord shall reimburse Tenant for the lesser of the amounts actually approved by Landlord for such Approved Alterations or the actual costs to Tenant of such Approved Alterations.

                      ARTICLE 9:  LIABILITY AND INSURANCE
                      -----------------------------------

     9.1  Liability.  Tenant shall indemnify, defend and hold Landlord harmless
          ---------
from and against all losses, claims, suits, judgments, liabilities, damages, costs and expenses, including without limitation reasonable attorneys' and experts' fees and expenses and court costs (collectively, "Liabilities"), which arise directly and indirectly out of Tenant's use of the Premises, any breach of or any default in the performance of Tenant's obligations under this Lease or the breach of any representation or warranty made by Tenant in connection with this Lease, any discharge, leakage, spillage, emission or pollution of any type (including gasoline) upon or from the Premises or on any other property arising out of or in any way connected with Tenant's use or occupancy of the Premises, or any act or omission of Tenant or any of Tenant's invitees; provided, however, that Tenant shall not be liable for Liabilities caused by the sole, active negligence or willful misconduct of Landlord. Upon notice from Landlord, Tenant shall defend Landlord against Liabilities at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense.

     TENANT HEREBY ASSUMES ALL RISK, WAIVES ANY CLAIMS AGAINST AND RELEASES LANDLORD FROM LIABILITY, AND AGREES THAT LANDLORD SHALL NOT BE LIABLE TO TENANT FOR CONSEQUENTIAL DAMAGES OR FOR DAMAGE TO THE PROPERTY OF TENANT, TENANT'S INVITEES OR OF THIRD PARTIES OR FOR INJURY TO OR THE DEATH OF TENANT, ANY OF TENANT'S INVITEES OR ANY OTHER PERSON IN OR ABOUT THE PREMISES UNLESS CAUSED BY THE SOLE, ACTIVE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD.

     9.2  Insurance to be Maintained by Tenant.  Tenant shall, at Tenant's
          ------------------------------------
expense, obtain and keep in force the following:

     (i) A policy of comprehensive general liability insurance, having a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence, from an insurance company acceptable to Landlord; and

     (ii) A policy or policies, including the basic form, broad form and special form of coverage, including vandalism and malicious mischief, theft, sprinkler leakage and water damage coverage in an amount equal to the full replacement value, new without deduction for depreciation, of all Landlord's fixtures, furniture and equipment in the Premises, and all Alterations to the Premises installed on the Premises.

The policies shall name landlord as an additional insured. Tenant shall deliver to Landlord for Landlord's approval certificates of such insurance no later than seven (7) days prior to the Commencement Date (or date of possession of the Premises if earlier). The limits of such insurance shall not limit the liability of Tenant hereunder.

     9.3  Insurance to be Maintained by Landlord.  Landlord shall, at Landlord's
          --------------------------------------
expense, obtain and keep in force a policy or policies, including the basic form, broad form and special form of coverage including vandalism and malicious mischief, theft, sprinkler leakage and water damage coverage in an amount equal to the full replacement value, new without deduction for depreciation, of the residence located on the Premises.

                     ARTICLE 10:  ASSIGNMENT AND SUBLEASING
                     --------------------------------------

     10.1  Personal Nature of Lease.  This Lease is personal to Tenant.  As
           ------------------------
such, Tenant has no right to assign or permit any other person or entity to use this Lease in whole or in part. Notwithstanding the foregoing, in the event of the death of Tenant during the Term hereof, Tenant's spouse may occupy the Premises subject to the terms of this Lease Agreement for the period referred to in Section 11.3 and may exercise the Option to purchase the Premises on the basis of the terms of and applicable to Section 15.

                       ARTICLE 11:  DEFAULT AND REMEDIES
                       ---------------------------------


     11.1  Default.  The occurrence of any one or more of the following events
           -------
shall constitute a material default of this Lease by Tenant.

           (a) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder within (5) days of receipt of written notice from Landlord therefor; or

           (b) Except as otherwise provided in this Lease, the failure by Tenant to observe or perform any of Tenant's obligations under this Lease, other than described in paragraph (a) above, where such failure shall continue for a period of ten (10) days after delivery of written notice of demand therefor from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default hereof if Tenant, in good faith, has commenced such cure within said ten
(10) day period and thereafter diligently prosecutes such cure to completion.

     11.2  Remedies.  In the event of a default by Tenant, Landlord may, at any
           --------
time thereafter, exercise any right or remedy Landlord may have at law or equity.

     11.3  Termination of Employment.  Notwithstanding anything to the contrary
           -------------------------
herein, in the event of any termination of Landlord's employment of Tenant, this Lease shall terminate, and Tenant shall surrender the Premises to Landlord in the condition required hereunder within:

     (a) four (4) months of the effective date of the termination of Tenant's employment, if such employment is terminated for any reason by Tenant, and

     (b) six (6) months of the effective date of the termination of Tenant's employment if such employment is terminated for any reason by Landlord.

In the event that the period described in this Section 11.3 shall extend beyond the Termination Date, then the Term shall be deemed extended for such period, and of the rights and obligations of the parties set forth herein, including Tenant's obligations to pay Rent, shall continue for such period.

                         ARTICLE 12:  LANDLORD'S ENTRY
                         -----------------------------

     12.1  Landlord's Access.  Upon twenty-four (24) hours notice to the Tenant,
           -----------------
Landlord shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or others (during the last sixty (60) days of the Lease, if Tenant has not exercised the Option only), or exercising any of Landlord's rights hereunder. In the event of an emergency, Landlord shall have the right to perform all such actions as Landlord shall deem necessary on the Premises at any time. All activities of the Landlord undertaken pursuant to this paragraph shall not grant to Tenant, and Tenant hereby waives, any right of abatement of the Rent or other claim for liability against Landlord.

                             ARTICLE 13:  SURRENDER
                             ----------------------

     13.1  Return of Premises.  Landlord, may, by delivery of written notice to
           ------------------
Tenant no later than ten (10) days prior to the date of expiration or earlier termination of this Lease, require Tenant to remove, at Tenant's expense and on or before the expiration or earlier termination of this Lease, any or all Unapproved Alterations made to the Premises by Tenant.

                       ARTICLE 14:  TRANSFER OF PREMISES
                       ---------------------------------

     14.1  Transfer of Premises.  In the event of a transfer of Landlord's title
           --------------------
or interest in the Premises, then, provided the transferee agrees to be bound by the terms of this Lease

Agreement, including the Option to purchase, from and after the date of such transfer, Landlord herein named (or, in case of any subsequent transfers, the then grantor) shall be relieved of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds held by Landlord (or the then grantor) in which Tenant has an interest shall be delivered to the grantee. Subject to the foregoing, the obligations to be performed herein by Landlord shall be binding on Landlord and Landlord's successors and assigns only during their respective periods of ownership of the Premises.

                        ARTICLE 15:  OPTION TO PURCHASE
                        -------------------------------

     15.1  Option.  Provided that (i) Tenant is not then in default hereunder,
           ------
and (ii) Tenant is residing in and has not vacated the Premises, Tenant shall have an exclusive option (the "Option") to purchase the Premises during the time period commencing on April 1, 2000 and ending on the Expiration Date by providing Landlord with written notice thereof at least thirty (30) days (and no more than sixty (60) days) in advance. Upon Tenant's giving such written notice to Landlord, this Option shall become a contract for the purchase and sale of the Premises, and Landlord shall thereupon sell the Property including all Alterations to Tenant at a purchase price equal to the price for which Landlord purchased the Premises, plus the cost of any capital improvements made to the Premises at any time by Landlord (together "Costs"). Landlord shall pay the costs of title insurance, real property taxes accrued to the date of closing, and repairs required as a condition to closing by law or by a third party, and Tenant shall pay any and all other expenses associated with such purchase and sale of the Premises, including but not limited to escrow fees, transfer taxes and recording fees. Upon completion of the purchase and sale, all obligations of the Tenant for Rent, except for arrears for any period preceding the completion date, shall terminate.

                 ARTICLE 16:  DAMAGE OR DESTRUCTION OF PREMISES
                 -----------  ---------------------------------

     16.1.  Termination Upon Damage or Destruction.  In the event that the
            --------------------------------------
Premises or any substantial part thereof shall during the Term be damaged or destroyed by fire, earthquake or flood or otherwise damaged so as to render the same unfit for the purposes of habitation then, upon written notice from Tenant to Landlord, this Lease Agreement shall immediately terminate without further liability of Tenant to pay future Rent owing.


                           ARTICLE 17:  MISCELLANEOUS
                           --------------------------

     17.1  Attorney's Fees.  If either party shall bring an action or proceeding
           ---------------
against the other party to enforce the terms of this Lease or to declare their respective right hereunder, the losing party shall pay the reasonable attorneys' and experts' fees and expenses and court costs of the party prevailing in the such action, proceeding, or trial or appeal thereof.

     17.2  Notices.  All notices shall be in writing and shall be deemed to have
           -------
been given when delivered personally or deposited in the United States mail, registered or certified, postage prepaid, and addressed as follows:

     To Landlord:                       To Tenant:

     Electronic Arts Inc.               45 Robles Drive
     1450 Fashion Island Boulevard      Woodside, California  94062
     San Mateo, California  94404
     Attention: Vice President, Finance

Either party may change the address for notices or Landlord may change the address for payments by giving the other party notice to that effect.

     17.3  No Waiver.  No waiver by Landlord or Tenant of any provision hereof
           ---------
shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant or Landlord, as the case may be, of the same or any other provision, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent act by Tenant. The acceptance of the Rent hereunder by Landlord shall not be deemed a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular payment of the Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

     17.4  Severability.  The invalidity of the Lease as determined by a court
           ------------
of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     17.5  Time of Essence.  Time is of the essence with respect to the
           ---------------
obligations to be performed under this Lease.

     17.6  Incorporation of Prior Agreements; Amendments; No Representations and
           ---------------------------------------------------------------------
Warranties.  This Lease contains all the agreements of the parties with respect
----------
to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified only by written instrument signed by the parties. Except as otherwise stated in this Lease, Tenant hereby acknowledges that no real estate broker nor Landlord nor any agent or employee of either has made any oral or written warranties or representations to Tenant about the condition of the Premises or the present or future suitability of the Premises for the conduct of Tenant's business and Tenant's intended use.

     17.7  Binding Effect.  Subject to Article 10, this Lease shall be binding
           --------------
on and insure to the benefit of the successors and assigns of the parties hereto.

     17.8  Choice of Law: Venue. The Lease shall be governed by the laws of
           --------------------
California. Any litigation concerning this Lease between the parties hereto shall be initiated in the county where the Premises are located.

     17.9  Captions.  The captions on this Lease are for convenience only and in
           --------
no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     17.10  Recording.  Tenant shall not record this Lease or a memorandum of
            ---------
"Short Form" thereof.

     17.11  Authority:  Joint and Several Liability.  Each individual executing
            ---------------------------------------
this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant. Tenant shall deliver to Landlord evidence of such authority satisfactory to Landlord prior to Tenant's occupancy of the Premises. The individuals executing this Lease on behalf of Landlord represent and warrant to Tenant that they are duly authorized to execute this Lease on behalf of Landlord and that such execution is binding upon all parties holding an ownership interest in the Premises.

     Where a party consists of more than one person, firm or corporations, each such person, firm or corporation shall be jointly and severally liable for performance of such party's obligations hereunder.


     IN WITNESS WHEREOF, the parties have executed this Lease in duplicate as of the Effective Date.

Landlord                                Tenant

ELECTRONIC ARTS INC.,                   /s/ JOHN RICCITIELLO
a Delaware corporation                  ---------------------------
                                        JOHN RICCITIELLO
By: /s/ Ruth A. Kennedy
    ---------------------------

Name: Ruth A. Kennedy
     --------------------------

Title: Sr VP
      -------------------------

                                   EXHIBIT A

                                 THE PREMISES


THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN MATEO, TOWN OF WOODSIDE, described as follows:


PARCEL I:

LOT 13, BLOCK 1, AS DESIGNATED ON THAT CERTAIN MAP ENTITLED, "TRACT NO. 106 LOS ROBLES, TOWN OF WOODSIDE, SAN MATEO COUNTY, CALIFORNIA," WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA ON JULY 13, 1960, IN BOOK 53 OF MAPS AT PAGES 40, 41 AND 42.

PARCEL II:

NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER SO MUCH OF THE HEREIN DESCRIBED PROPERTY, AS LIES WITHIN ROBLES DRIVE, AS SAID DRIVE IS SHOWN UPON THE MAP HEREIN MENTIONED.

                  [MAP OF THE SUBJECT PROPERTY APPEARS HERE]


The information on these plat is provided for your convenience as a guide to the general location of the subject property. The accuracy of this plat is not guaranteed, nor is it a part of any policy, report or guarantee to which it may be attached.